UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

October 15, 2018
Date of report (Date of earliest event reported)
_______________________
Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

 On October 15, 2018, Valeritas Holdings, Inc. (the “Company”) issued a press release announcing that, on a preliminary basis, the Company expects to record revenue for the third quarter ended September 30, 2018 of approximately $6.9 million, up approximately 36% over the third quarter of 2017. The Company expects gross margins to be approximately 46% for the third quarter as compared to 40% in the third quarter of 2017. Total cash and cash equivalents are expected to be approximately $24 million as of September 30, 2018. The Company plans to release full third quarter 2018 financial results on November 12, 2018.

Set forth above are certain preliminary revenue and gross profit estimates for the three months ended September 30, 2018 and the Company’s expected cash balance at September 30, 2018. These preliminary results represent the Company’s estimates only based on currently available information and do not present all necessary information for an understanding of the Company’s financial condition as of September 30, 2018 or the Company’s results of operations for the three months ended September 30, 2018. As the Company completes it quarter-end close process and finalizes its third quarter 2018 unaudited financial statements, the Company will be required to make significant judgments in a number of areas. This financial information has been prepared by and is the responsibility of the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated October 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: October 15, 2018                     By: s/ John E. Timberlake
Name: John E. Timberlake
Title: Chief Executive Officer